UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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MainStreetBancshares, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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10089 Fairfax Boulevard

Fairfax, Virginia 22030

(703) 481-4567

June 14, 2019

Dear Fellow Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of MainStreet Bancshares, Inc. to be held on Wednesday, July 17, 2019, at 11:00 a.m., Eastern Time, at the MainStreet Bank Headquarters building, located at 10089 Fairfax Boulevard, Fairfax, Virginia 22030. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the Annual Meeting.

In April, our Form 10 Regulation Statement as filed with the Securities and Exchange Commission (the “SEC”) became effective, and our shares of common stock commenced trading on the Nasdaq Capital Market. Previously, our shares traded on the OTCQX marketplace. There was no change in our trading symbol – “MNSB.” The primary purpose for migration to the Nasdaq Capital Market is to create more liquidity in our shares for our shareholders.

The Company is now subject to periodic and other reporting requirements of the SEC, and specifically the Securities Exchange Act of 1934, as amended. This means that we will file with the SEC annual, quarterly and current reports, and proxy solicitation materials. Filing timely information will help new and current shareholders make investment decisions regarding our Company.

We have included a copy of the Form 10 which is also available at the SEC’s website, www.sec.gov, and on our website, https://ir.mstreetbank.com.

Please give the accompanying Proxy Statement and related materials your prompt and careful attention.

Please sign, date and return the enclosed proxy card as soon as possible. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented, and your vote recorded. If you decide to attend the Annual Meeting in person, you can revoke your proxy at any time before it is voted at the Annual Meeting.

We appreciate your continuing loyalty and support and look forward to seeing you on July 17th.

Sincerely,

Jeff W. Dick

Chairman &

Chief Executive Officer

10089 Fairfax Boulevard.

Fairfax, Virginia 22030

(703) 481-4567

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 17, 2019

Notice is hereby given that the 2019 Annual Meeting of Shareholders of MainStreet Bancshares, Inc. (the “Company”) will be held at the MainStreet Bank Headquarters building, located at 10089 Fairfax Boulevard, Fairfax, Virginia 22030 on Wednesday, July 17, 2019, at 11:00 a.m., Eastern time.

A proxy card and a Proxy Statement for the Annual Meeting are enclosed.

At the Annual Meeting, shareholders will be asked to:

•	Elect three directors for a term of three years each or until their successors are elected and qualify;

•	Approve the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan; and

•	Ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Shareholders will also be asked to consider any other business that is properly brought before the Annual Meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on May 31, 2019, as the record date for the Annual Meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.

To ensure that your shares are represented at the Annual Meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend the Annual Meeting and request to vote in person. Regardless of the number of shares you own, your vote is very important. Please act today.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of Annual Meeting, Proxy Statement, Proxy Card, Annual Report and Form 10 Registration Statement (which serves as our 2018 annual report) are available at https://ir.mstreetbank.com for the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas J. Chmelik

Secretary

Fairfax, Virginia

June 14, 2019

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

10089 Fairfax Boulevard

Fairfax, Virginia 22030

(703) 481-4567

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JULY 17, 2019

GENERAL

The enclosed proxy is solicited by the Board of Directors of MainStreet Bancshares, Inc. (the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at 11:00 a.m., Eastern Time, on July 17, 2019, at the Headquarters building of MainStreet Bank (the “Bank”), located at 10089 Fairfax Boulevard, Fairfax, Virginia 22030, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and accompanying proxy is June 14, 2019.

Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke a proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting.

If a shareholder returns an executed proxy and specifies how the proxy is to be voted with respect to any proposal for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder returns an executed proxy but fails to specify how the proxy is to be voted with respect to Proposal One, Two, or Three set forth in the accompanying Notice and further described herein, the proxy will be voted as follows:

•	FOR Proposal One — to elect three directors of the Company for a term of three years each;

•	FOR Proposal Two — to approve the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan; and

•	FOR Proposal Three — to ratify the appointment of Yount, Hyde & Barbour, P.C. (“YHB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Except for procedural matters incidental to the conduct of the Annual Meeting, we are not aware of any other business to come before the Annual Meeting. Should any other matters be properly presented for action at the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the proxy agents named in the enclosed proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

Voting Rights of Shareholders

Only those shareholders of record at the close of business on May 31, 2019, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The number of shares of common stock of the Company outstanding and entitled to vote as of the record date was 8,250,259. At least one-third of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxy agents’ authority to vote (including broker non-votes, discussed below) on a matter will count as shares present for the purpose of determining the presence or absence of a quorum at the Annual Meeting, but will not be included in determining the number of votes cast with respect to such matter.

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, in certain circumstances your broker may nevertheless vote your shares. For example, if you do not give instructions to your broker, and your broker is a member of the New York Stock Exchange (“NYSE”), under the rules of the NYSE, your broker can exercise discretionary power to vote your shares with respect to “routine” items, but is not permitted to vote your shares with respect to “non-routine” items. Brokers who are not members of the NYSE may not be able to exercise discretionary voting with respect to even routine items depending on the rules of the exchange or market of which the broker is a member. The proposal to ratify the selection of YHB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 is considered to be a “routine” matter under the rules of the NYSE, while the election of directors and approval of the 2019 Equity Compensation Plan are considered “non-routine” matters. Shares that your broker cannot vote on a particular matter because your broker has not received instructions from you are called “broker non-votes.”

With regard to Proposal One, votes may be cast in favor or withheld. If a quorum is present, the three director nominees receiving the greatest number of affirmative votes at the Annual Meeting, even though less than a majority, will be elected directors; therefore, votes withheld and broker non-votes will have no effect on the outcome of the election of directors.

With regard to Proposal Two, votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, approval of the 2019 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on this proposal. Therefore, abstentions will not be counted as votes cast on this proposal and will have no effect on whether such matter is approved. Applicable rules consider this amendment not to be “routine.” A nominee holding shares in street name may not vote on this proposal in the absence of instructions from the beneficial owner.

With regard to Proposal Three, votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, approval of the ratification of the Company’s independent registered public accounting firm requires an affirmative vote of a majority of the votes cast on the matter. Abstentions will not be counted as votes cast on this proposal and will have no effect on whether such matter is approved. There should be no broker non-votes because this matter is considered “routine” under rules of the NYSE.

QUESTIONS AND ANSWERS

•	Where and when is the Annual Meeting?

The Annual Meeting of Shareholders of the Company will be held on Wednesday, July 17, 2019, at 11:00 a.m., Eastern time, at the MainStreet Bank Headquarters building, located at 10089 Fairfax Boulevard, Fairfax, Virginia.

•	Who may vote?

You may vote if you were a holder of Company common stock at the close of business on May 31, 2019, which is the record date of the Annual Meeting. Each share of common stock entitles its holder to one vote on each matter to be voted on at the Annual Meeting.

•	What may I vote on?

You may vote on:

•	The election of three nominees to serve as directors, for three-year terms expiring in 2021;

•	The approval of the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan;

•	The ratification of the appointment of YHB as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	Such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

•	How does the Board of Directors recommend I vote?

The Board recommends that you vote:

•	FOR each of the nominees for director;

•	FOR approval of the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan; and

•	FOR ratification of the appointment of Yount, Hyde & Barbour, P.C. as our independent auditor for 2019.

•	Does the voting process differ based upon how my shares are held?

Yes, please read below and consider whether you are a shareholder of record of Company shares or a beneficial owner of Company shares held in street name.

•	If I am a shareholder of record of Company shares, how do I cast my vote?

If you are a holder of record of Company common stock, you may vote in person at the Annual Meeting. We will give you a ballot at the Annual Meeting.

If you do not wish to vote in person, or if you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, vote by proxy on the Internet, or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•

To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

•

To vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will need your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

•

To vote by proxy over the telephone, dial 1-800-690-6903 (the toll-free phone number listed on your proxy card under the heading “VOTE BY PHONE”) using a touch-tone phone and follow the recorded instructions. You will need your proxy card in hand when you call and then follow the instructions.

If you vote by mail, your proxy must be received by 10:00 a.m., Eastern Time, on July 17, 2019, to be counted.

You may vote on the Internet or by telephone any time prior to 11:59 p.m., Eastern Time, on July 16, 2019.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•	If I am a beneficial owner of Company shares held in street name, how do I vote?

If you are a beneficial owner of shares of our common stock held in street name (i.e., your shares are held by a broker) and you received a printed copy of these proxy materials by mail, you should have received a voting instruction card with these proxy materials from the organization that is the record owner of your shares rather than from us. If you are a beneficial owner of shares held in street name and you received a notice by mail, you should have received the notice from the organization that is the record owner of your shares rather than from us. Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that voting instruction card or may vote by telephone or over the Internet as instructed by that organization in the voting instruction card. Beneficial owners that received a notice by mail from the record owner should follow the instructions included in the notice to view the Proxy Statement and transmit their voting instructions. If you provide specific voting instructions, your broker or nominee will vote your shares as you direct.

A beneficial owner planning to vote in person at the Annual Meeting must obtain a valid proxy from the record owner. To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.

•	How do I vote Company common stock allocated to my MainStreet Bank 401(k) Retirement Plan?

Participants in the MainStreet Bank 401(k) Retirement Plan (“401(k) Plan”) with account assets invested in Company common stock will receive a Vote Instruction Form that allows them to direct the 401(k) Plan trustee to vote the Company common stock allocated to their 401(k) plan account. If a participant does not direct the 401(k) Plan trustee as to how to vote the Company common stock allocated to their 401(k) plan, the trustee will, subject to its fiduciary duty, vote such common stock in the same proportion as it has received voting instructions from other 401(k) Plan participants. The deadline for return of your 401(k) Vote Instruction Form is July 15, 2019 at 5:00 p.m., local time.

•	May I change my vote?

If you are a holder of record of shares of Company common stock, you may change your vote or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Voting again by telephone or over the Internet;

•	Sending us a proxy card dated later than your last vote;

•	Notifying the Company’s Secretary in writing; or

•	Voting at the Annual Meeting.

•	How many votes do the proposals need in order to be approved?

Directors are elected by a plurality of the votes cast (Proposal One). Shareholders may vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

The affirmative vote of the holders of a majority of the votes cast is required to approve the 2019 Equity Incentive Plan (Proposal Two).

The affirmative vote of a majority of the votes cast is required for ratification of the appointment of the independent registered public accounting firm (Proposal Three).

If you are the registered holder of Company common stock and you sign and submit your proxy card without voting instructions, your shares will be counted for purposes of establishing a quorum, and will be voted “FOR” each director nominee, “FOR” Proposal Two and “FOR” Proposal Three.

•	Is cumulative voting permitted for the election of directors?

No. You may not accumulate your vote for the election of directors.

•	What are broker non-votes?

A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have discretionary authority to vote and has not received specific instructions from you. Under the rules of the New York Stock Exchange, if your broker holds your shares (i.e., your shares are held in “street name”) and delivers this Proxy Statement to you, the broker generally has authority to vote the shares on “routine” matters. Proposal Three is a matter we believe will be considered “routine”; even if the broker does not receive instructions from you, the broker is entitled to vote your shares in connection with Proposal Three. Proposal One and Proposal Two are matters we believe will be considered “non-routine”; the broker is not entitled to vote your shares without instructions. Shares held in street name which have been designated by brokers as not voted (“broker non-votes”) will not be counted as votes cast. Broker non-votes, however, will be treated as shares present for purposes of determining a quorum. Brokers who are not members of the New York Stock Exchange may not be able to exercise discretionary authority with respect to even routine items depending on the rules of the exchange or market of which the broker is a member.

•	How many outstanding shares of Company common stock are there?

At the close of business on May 31, 2019, which is the record date for the Annual Meeting, there were 8,250,259 shares of Company common stock outstanding and entitled to vote.

•	What constitutes a quorum?

The presence, in person or by proxy, of the holders of one-third of the shares entitled to vote will constitute a quorum at the Annual Meeting. Only shareholders of record at the close of business on May 31, 2019, are entitled to notice of, and to vote at, the Annual Meeting.

•	Will my vote be confidential?

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

•	How will voting be conducted on other matters raised at the Annual Meeting?

The form of proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve. It also confers discretionary authority with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to us in accordance with our Articles of Incorporation. Except for procedural matters incident to the conduct of the Annual Meeting, we do not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

•	Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. Additional solicitations of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and other regular associates, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding materials to the beneficial owners of shares held of record by others. The Company has retained Equiniti Services LLC (“EQ”) to aid in the solicitation of proxies, EQ, will receive a base fee not to exceed $5,000 plus certain incremental costs for its proxy solicitation services.

CORPORATE GOVERNANCE

Board of Directors

The current members of the Company’s Board of Directors are:

•	Elizabeth S. Bennett (aka Betsy Johns), Darrell Green and Russell Echlov, whose terms expire in 2019 and are nominees for election at the Annual Meeting for a term of three years each;

•	Jeff W. Dick, Paul Thomas Haddock and Terry Saeger, whose terms expire in 2020; and

•	Charles C. Brockett, Thomas J. Chmelik and Patsy I. Rust, whose terms expire in 2021.

The current members of the Company’s Board of Directors also serve as the Board of Directors of MainStreet Bank.

Board Supervision

The Board of Directors has adopted a Board Supervision Policy which outlines the Board’s responsibilities and duties to protect the interests of the Company’s shareholders and the Bank’s customers. The Policy addresses a number of matters relating to the Board’s oversight, including assessment of growth and planning strategies on an ongoing basis; assessment of the Company’s performance and financial condition; assessment of management’s performance; assessment of the Board’s processes and procedures to better manage its own performance; and determination of director compensation. Board members acknowledge their duty of being diligent and loyal in the performance of their responsibilities.

Board Independence

The Board of Directors has reviewed the relationships that each director has with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Nasdaq listing standards and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be “independent directors.” The Board of Directors has reviewed a number of factors, including applicable Nasdaq listing standards, to evaluate the independence of each of its members, both as directors and as members of specific Board committees. These factors include its members’ relationships with us and competitors, suppliers and clients; their relationships with management and other directors; the relationships their current and former employers have with us; and the relationships between us and other companies of which our Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that all current directors, other than Messrs. Dick, Brockett and Chmelik, are independent directors of the Company within the meaning of applicable Nasdaq listing standards. The Board believes that all members of the Compensation, Nominating, and Audit and Risk Committees are independent under applicable committee independence standards. Independent Board members meet in executive session without management present at least two times during the fiscal year.

Codes of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all of the Company’s and the Bank’s directors, officers and other employees. The Company has also adopted a Code of Ethics for Senior Financial Officers. The Codes of Ethics are available on the “Investor Relations” page of our website, https://ir.mstreetbank.com/govdocs. Amendments to and waivers from the Code of Ethics for Senior Financial Officers will also be disclosed on our website.

The Code of Ethics and Business Conduct is applicable to all employees. It is the Company’s policy that all employees conduct their business affairs in such a manner and with such ethics and integrity that no conflict of interest, either real or implied, can be construed. Each employee is responsible to uphold and comply with this Code. Potential conflicts of interest identified in the Code include self-dealing, outside employment and other activities, corporate opportunities, management interlocks, improper gifts/payments to employees, relationships with suppliers, confidentiality of customers’ and corporate information, insider trading, and relationships with government officials.

It is expected that all directors, officers and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Board Leadership and Oversight

The Board of Directors currently combines the position of Chairman of the Board with the position of Chief Executive Officer, coupled with a lead independent director position to further strengthen the Company’s corporate governance structure. Paul Thomas Haddock serves as our lead independent director. The Board of Directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy. The Board of Directors believes administration of its risk oversight function is enhanced by the Board’s leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors after Board meetings, as needed, and the Compensation Committee conducts performance evaluations of the Chairman of the Board and Chief Executive Officer.

Risk Management

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through the Audit and Risk Committee of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by the Audit and Risk Committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within the Company as well as through internal and external audits. Risks relating to the direct operations of the Bank are further overseen by the Board of Directors of the Bank, who are the same individuals who serve on the Board of Directors of the Company. The Board of Directors of the Bank also has additional committees that conduct risk oversight separate from the Company. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

The Compensation Committee evaluates, with our senior officers, risks posed by our compensation programs and seeks to limit any unnecessary or excessive risks these programs may pose to the Company, in order to avoid programs that might encourage such risks.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management meets regularly to discuss strategy and risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board provide independent oversight of the Company’s management and affairs.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of Common Stock are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of our Common Stock. SEC rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. To date, no executive officer, director or 10% beneficial owner of our shares of Common Stock has failed to file ownership reports on a timely basis.

Director Attendance

The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2018, the Board of Directors met a total of 15 times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he or she served during the year ended December 31, 2018. The Board encourages, but does not require, directors to attend annual meetings of shareholders. All directors attended the 2018 Annual Meeting of Shareholders.

Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. The Board of Directors of the Company has established standing committees, including a Nominating Committee, a Compensation Committee and an Audit and Risk Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The table below sets forth the directors serving on each of the listed standing committees.

Nominating	Compensation	Audit and Risk
Elizabeth S. Bennett*	Terry M. Saeger*	Patsy I. Rust *
Russell Echlov	Elizabeth S. Bennett	Elizabeth S. Bennett
Darrell Green	Russell Echlov	Paul Thomas Haddock
Paul Thomas Haddock	Paul Thomas Haddock	Terry M. Saeger
Patsy I. Rust	Patsy I. Rust
Terry M. Saeger

*	Denotes committee chair.

Nominating Committee. The Nominating Committee met one time during the fiscal year ended December 31, 2018. The Board of Directors has adopted a written Charter for the Nominating Committee that is available on the “Investor Relations” page of our website, https://ir.mstreetbank.com/govdocs. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws will be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of shareholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Company’s Corporate Secretary. For additional information, see “Shareholder Proposals.”

These requirements apply to all shareholder proposals and nominations, without regard to whether the proposals or nominations are required to be included in the Company’s proxy statement or form of proxy.

Public disclosure of the date of the Annual Meeting was made on the Company’s website on May 23, 2019. To be timely under the Bylaws, nominations by any shareholder eligible to vote at the Annual Meeting must have been received by the Company not later than the close of business on the tenth day following the date on which public disclosure was made, or June 2, 2019.

Compensation Committee. The Compensation Committee oversees the Company’s executive compensation and benefit policies and practices. The Committee met one time during the 2018 fiscal year. The Board of Directors has adopted a written Charter for the Compensation Committee that is available on the “Investor Relations” page of our website, https://ir.mstreetbank.com/govdocs.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of executive officers. No executive officer participates with respect to decisions on his or her compensation. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee’s goal is to determine appropriate compensation levels that will enable the Company to, among other things: (i) attract, retain and motivate an experienced, competent executive management team; (ii) reward the executive management team for the enhancement of shareholder value based on our annual performance and the market price of our stock; (iii) provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and (iv) maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of the Company. The Compensation Committee also considers the recommendations of senior management with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chairman and Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit and Risk Committee. The Audit and Risk Committee is responsible for overseeing the accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee met four times in fiscal year 2018. The Board of Directors has adopted a written Charter for the Audit and Risk Committee that is available on the “Investor Relations” page of our website, https://ir.mstreetbank.com/govdocs.

Audit Committee Financial Expert. The Board of Directors has determined that Elizabeth S. Bennett is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the SEC. Ms. Bennett is considered an independent director, under the rules of The Nasdaq Stock Market, including the specific independence requirements for audit committee members.

Shareholder Outreach and Communications

Shareholder outreach is an integral part of the Company’s investor relations philosophy, as shareholders provide us insight on a variety of topics. The Company’s management meets with investors throughout the year in various investor relations venues. In addition to discussing industry matters and the Company’s performance, investors provide feedback regarding the Company’s strategic direction.

Shareholders may communicate with the Board of Directors by writing the Company’s Corporate Secretary, Thomas J. Chmelik, at the following address: 10089 Fairfax Boulevard, Fairfax, Virginia 22030. Our general policy is to forward, and not to intentionally screen, any mail received at our corporate office.

PROPOSAL ONE -

ELECTION OF DIRECTORS

The Board of Directors currently consists of nine directors. Under the Company’s Articles of Incorporation and Bylaws, the Board of Directors is divided into three groups (Group I, Group II and Group III) as nearly equal in number as possible. Except for director elections outside of the Annual Meeting, directors in only one group are elected each year, each for a three-year term. This year, three individuals have been nominated for election as directors of the Company for terms expiring at the 2021 annual meeting.

The Board of Directors is not aware of any family relationship among any director, executive officer or person nominated to become a director; nor is the Board of Directors aware of any involvement of any director, executive officer or director nominee in any legal proceedings that would be material to an evaluation of the ability or integrity of any director, executive officer, or director nominee.

Each director nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The discussion below sets forth information regarding each director of the Company and each nominee for director, including his or her age, position on the Board and term of office. The Nominating Committee of the Board of Directors recommends nominees to the Board of Directors for election as directors. The three nominees currently serve as Company directors. With the exception of Mr. Brockett, who was elected a director of the Company and the Bank in January 2018, and Mr. Echlov, who was elected a director of the Company and the Bank in December 2018, all directors have served as directors of the Company since it was formed as the Bank’s holding company in July 2016.

The Board of Directors recommends a vote “FOR” the nominees set forth below.

Nominees for Group II Directors with Terms Expiring in 2022

Elizabeth S. Bennett (aka Betsy Johns), 64, has served as a director of the Bank since 2012, and serves as the Company’s audit committee financial expert. Since 2008, she has been a partner and chief financial officer with National Realty Partners LLC, a full service commercial real estate and community association management company located in Herndon, Virginia. She started her career an auditor with Arthur Andersen LLP, eventually moving to the financial consulting arm of the company. After that, she went to Coopers & Lybrand on a project to re-design a client’s financial accounting system. She was one of the first women accepted at The College of the Holy Cross in Worcester, Massachusetts, receiving degrees in economics and accounting.

Ms. Bennett has served her industry as a volunteer throughout her career. She has served as one of two volunteer founders for the Herndon Community Association Coalition (“HCAC”). In addition to her work with the HCAC, Ms. Bennett has remained actively involved with the Community Associations Institute where she is a past chair and current member of the Washington D.C. chapter’s education committee, is a frequent speaker on the Fairfax County Cable TV program, “Your Community, Your Call”, writes for various industry publications and teaches programs to community leaders and professionals in the industry.

Summary of director qualifications for Ms. Bennett – Ms. Bennett was an organizing shareholder of the Bank and joined the Board of the Bank in September 2012. Ms. Bennett has been a supporter of the Bank since it opened its doors in 2004. Ms. Bennett’s past employment in finance and accounting, along with her degree in accounting, provide an experience, background and financial sophistication to serve as our audit committee financial expert. Ms. Bennett has provided financial management services to commercial and residential associations in the Commonwealth of Virginia and the District of Columbia for the past 31 years. We believe that the Board benefits from Ms. Bennett’s strong background in accounting and financial management, her exceptional leadership skills as well as her experience as a co-chair for the Washington D.C. chapter’s education committee. Ms. Bennett continues to drive business opportunities to the Bank with her active involvement in the community and reputation for management and professionalism.

Russell Echlov, 44, has served as a director of the Bank since December 2018. Mr. Echlov is a Senior Portfolio Manager with Mendon Capital Advisors/RMB Capital. Mr. Echlov started his career as an associate at Mendon Capital Advisors Corp in 1997 and worked closely with founder Anton Schutz. In 2001, Mr. Echlov left to gain experience with various investment strategies and worked with firms such as Keefe, Bruyette & Woods, FrontPoint Stadia, Columbia Financial Partners and Spring Hill Capital Partners, LLC. In 2017, Mr. Echlov returned to Mendon Capital Advisors who teamed up with RMB Capital to manage a financial services-focused US equity strategy. Today Mr. Echlov is a Portfolio Manager on Mendon’s domestic strategy and a Senior Portfolio Manager on Mendon Global. Mr. Echlov earned his Bachelor’s degree in Modified Economics and Geography from Dartmouth College. Mr. Echlov served as a director of Independence Bancshares, Inc. from May 2015 until January 2018.

Summary of director qualifications for Mr. Echlov – Mr. Echlov brings vast industry knowledge working in his position as a Senior Portfolio Manager with Mendon Capital Advisors/RMB Capital. Mr. Echlov’s extensive background in analyzing investment opportunities and following performance across the financial industry for over 20 years has provided him with a strong depth of industry knowledge.

Darrell Green, 59, has served as a director of the Bank since 2013. In 2003,, Mr. Green established Darrell Green Enterprises, Inc., a marketing company that facilitates opportunities for Mr. Green and other athletes. After 20 years with the Washington Redskins, which included seven Pro-Bowl appearances, four NFL Fastest Man Competition titles and three Super Bowls, he became a first ballot inductee into the Pro Football Hall of Fame, Class of 2008, and was officially inducted on August 2, 2008.

Mr. Green has received many awards for his accomplishments both on and off the field. He is the founder of the Darrell Green Youth Life Foundation (“DGYLF”), which opens and operates the Darrell Green Youth Life Learning Centers throughout the Washington, D.C. community. The Darrell Green Business Council for Youth was established to bring together business leaders and utilize their expertise in support of DGYLF programs. He has served as a board member for the Baltimore-Washington 2012 Olympic Bid, NFL/NFLPA September 11th Relief Fund, and the Loudoun Education Foundation. Mr. Green completed his Bachelor of Science degree in general studies and social science at St. Paul’s College in Lawrenceville, Virginia. In 1999, Marymount University recognized Mr. Green for his humanitarian endeavors and conferred upon him an honorary Doctorate of Humane Letters degree. In 2002, George Washington University and St. Paul’s College awarded Mr. Green his second and third honorary Doctorate of Humane Letters degrees. He has received a number of awards, including the NFL’s most prestigious Man of the Year award in 1996.

Summary of director qualifications for Mr. Green – Mr. Green was an organizing director and organizing shareholder of the Bank. Mr. Green left the Board shortly after the Bank opened in 2004 for personal reasons and re-joined the Board in April 2013. Mr. Green has been an avid and vocal supporter of MainStreet Bank since it opened its doors in 2004. Mr. Green is an established business and community leader – having been involved with successful businesses as well as humanitarian endeavors. We believe that the Board benefits from Mr. Green’s exceptional ethics and community leadership skills and his strong business and marketing skills.

Incumbent Directors Serving for Terms Expiring in 2020

Jeff W. Dick, 58, has served as a director of the Bank since 2003. Mr. Dick is the Chairman and Chief Executive Officer of the Company and the Bank and joined the Bank in April 2003. Mr. Dick also served as President of the Company and the Bank until January 2017 when Mr. Brockett joined the organization. From 1999 until January 2003, he served in various positions at Millennium Bank, N.A., including Executive Vice President and as a member of the board of directors. Prior to this, Mr. Dick was an advisor to the Bank of England and Financial Services Authority from 1996 to 1999. Mr. Dick began his banking career with the Office of the Comptroller of the Currency in 1983 as a Field Examiner, and he became a Field Manager in Washington, D.C. in 1993. Mr. Dick serves on the boards of ICBA Services and ICBA Bancard. He is a Past Chairman and remains a director of the Virginia Association of Community Banks. Mr. Dick is also a member of the Federal Reserve Bank of Richmond Payments Advisory Council, a member of The Clearing House Real Time Payments (RTP) Advisory Committee, and a member of the Federal Delegates Board of the Independent Community Bankers of America. He has a Diploma of the Imperial College London in Management and a B.S.B.A. in both accounting and management from the University of North Dakota. Mr. Dick earned his Executive M.B.A. (with distinction) from the University of London Imperial College of Science, Technology and Medicine.

Summary of director qualifications for Mr. Dick – Mr. Dick is a co-founder and organizer of the Bank. Mr. Dick has served as Chief Executive Officer of the Bank and the Company since their inception. He became the Chairman of the Board and Chair of the Executive Committee of the Bank in 2009 and also serves as Chairman of the Board of the Company. In his role as an Advisor to the Bank of England, he assisted in their efforts to modernize their risk-based approach to banking supervision. Mr. Dick gained valuable banking knowledge through his service as a director, Chief Lending Officer and Executive Vice President of another community bank. We believe that Mr. Dick’s careers in domestic and international risk-based banking supervision and in community banking, along with his education, have directly benefited his role as Chairman of the Board. In addition, Mr. Dick’s business background in the local community, as well as his involvement in civic organizations, has provided him with a strong depth of business contacts which continues to prove to be beneficial for the Bank.

Paul Thomas Haddock, 79, has served as a director of the Bank since 2003. Mr. Haddock is currently the President of Azure, Inc., a privately held company which he formed in 1984 to assist up-and-coming entrepreneurs and small businesses in developing and implementing effective business models. From 1981 to 1999, he created and managed Vacation Places, a commercial real estate and vacation property management company. Prior to 1981, he was involved in high-tech engineering pursuits at Westinghouse Electric Corporation in Baltimore, Maryland and Scope Inc., in Reston, Virginia. He was employed as an engineer by Westinghouse from 1958 to 1965 working on radar systems and satellites, and he was employed in various engineering and managerial positions at Scope Inc. from 1965 to 1981. Since 1983, Mr. Haddock has served on the boards of directors for seven property associations located in Maryland, Florida and Virginia. He is currently President of the Stuart Professional Village in Herndon, Virginia, Vice President of the Grant Business Center in Herndon, Virginia, and Director at Dulles Crossroads Condominium Association in Herndon, Virginia. He received his B.S. in Electrical Engineering at Johns Hopkins University in 1963. He subsequently received his B.S. in Industrial Engineering in 1964 and a Masters in Liberal Arts degree in 1967 also from Johns Hopkins University.

Summary of director qualifications for Mr. Haddock – Mr. Haddock is a founding director and currently serves as the Vice Chair and Lead Independent Director. Mr. Haddock also serves as Chair of the Loan Committee. Throughout his career, he has invested in land, commercial and residential real estate in the Washington, D.C. metropolitan area. His ownership of real estate has involved considerable risk analysis and the establishment of a measured risk tolerance. Mr. Haddock has counseled countless entrepreneurs and small business owners over the years to solve problems in many different types of industries. Additionally, he became a trained professional mediator in 1991, and was actively involved in resolving business disputes of all kinds until 2008. We believe that Mr. Haddock’s significant depth of knowledge of the real estate industry has proven to be very beneficial to the Board. In addition, his accumulated knowledge of purchasing, financing, developing, managing and maintaining real properties has proven invaluable to the Loan Committee. Mr. Haddock’s work with small business development and dispute resolution has provided him with an ability to solve problems and search for resolution. Mr. Haddock dedicates significant time and energy to the Board and continues to drive business opportunities to the lending and deposit-gathering staff.

Terry M. Saeger, 57, has served as a director of the Bank since 2011. Since April 2019, Mr. Saeger has been Chief Executive Officer and a director of DirectRM, an integrated security solutions provider. Mr. Saeger has also served as President of The Saeger Group, LLC, a business consultancy, since 2005. He served as Chief Executive Officer Conservation Solutions, Inc., a conservator of art, architecture and artifacts from 2016 to 2017. From 2008 to 2015, Mr. Saeger was also Senior Vice President of Sales, Marketing, Product Management and Business Development at Volt Delta Resources, a division of NewNet Communications. Mr. Saeger was Co-Founder and Chief Operating Officer of BriteMoves, LLC, a business that was focused on delivering advertising media and services, from 2004 to 2007, at which time he sold the business. From 1997 to 2004, Mr. Saeger served in various positions at Convergys Corporation, including Vice President for Client Business Development, Sales, Sales and Marketing, and National Accounts. Mr. Saeger has a B.S. in Industrial Engineering and Management from North Dakota State University and did post-graduate studies in Computer Integrated Manufacturing at Brigham Young University.

Summary of director qualifications for Mr. Saeger – Mr. Saeger joined the Board of the Bank in 2011 and currently serves as the Chair of the Information Technology Committee of the Bank and the Compensation Committee of the Bank and the Compensation Committee of the Company. Mr. Saeger is a member of the National Association of Corporate Directors (NACD) with a Certificate in Cyber-Risk Oversight for Directors from NACD/Ridge Global/Carnegie Mellon University’s CERT Software Engineering Institute. Mr. Saeger has over 25 years of experience in technology, sales and management and is focused on building relationships to drive revenues, reduce costs and improve processes to deliver value. He emphasizes integrity and open communication and brings to the Board a wealth of experience in organizational structure, planning and forecasting.

Incumbent Directors Serving for Terms Expiring in 2021

Charles C. Brockett, 55, has served as a director of the Company since January 2017, when he also became President of the Company and the Bank.

Prior to joining the Company, Mr. Brockett was Executive Vice President, Director of Operations at Eagle Bank. Mr. Brockett held this position beginning in November 2014 (following Eagle Bancorp’s completion of its acquisition of Virginia Heritage Bank) until May 2016. In this role, Mr. Brockett had direct oversight responsibility for all of the retail banking operations, deposit and loan operations, information technology, residential lending operations, marketing, customer service, and facilities. His tenure at Virginia Heritage Bank began in 2004 where he was one of the initial founders and worked throughout the entire initial capital raise, regulatory application, and ultimate opening in November of 2005. He served on the board of directors throughout the bank’s existence as well as Chief Financial Officer, and in 2010 assumed the role of Chief Operating Officer. At the time of its acquisition by Eagle Bancorp, Virginia Heritage Bank had grown to approximately $950 million in total assets with five branches.

From 1998 until 2005, Mr. Brockett was Managing Partner of Enterprise Financial Consulting, a Northern Virginia-based financial consulting firm which he founded in 1998. The firm specialized in the areas of accounting, finance and corporate governance such as compliance with the Sarbanes-Oxley Act of 2002. His clients included financial institutions, and technology and other middle market companies.

Summary of director qualifications for Mr. Brockett — Mr. Brockett has spent the majority of his career in banking, having started in 1980 with First Commercial Bank in Arlington, Virginia. He has held positions of increasing responsibility, including residential, consumer and commercial lending, credit management, compliance, enterprise risk management and accounting. In addition to banking, Mr. Brockett spent several years in public accounting/consulting specializing in areas such as internal controls over financial reporting. Mr. Brockett is a licensed Certified Public Accountant in the Commonwealth of Virginia. We believe that Mr. Brockett’s banking career, along with his accounting expertise and his business relationships, will directly benefit his role as an executive officer and director of the Company and the Bank, and prove to be beneficial for the Company and the Bank.

Thomas J. Chmelik, 56, has served as a director of the Bank since 2003. Mr. Chmelik is the Senior Executive Vice President and Chief Financial Officer of the Company and the Bank and joined the Bank in April 2003. From 1998 to 2002, he was the Chief Financial Officer and a director for Millennium Bancshares Corporation and Millennium Bank, N.A. Prior to that, he served as the Chief Financial Officer as part of a World Bank initiative during the restructuring of The National Bank of Commerce, the largest commercial bank in Tanzania, Africa from 1995 to 1998. Mr. Chmelik was the Chief Financial Officer for Colombo Bank in Bethesda, Maryland from 1993 to 1995, and he was the Chief Financial Officer for Franklin National Bank of Washington, D.C. from 1989 to 1993. Mr. Chmelik has a B.A. in accounting from Belmont Abbey College.

Summary of director qualifications for Mr. Chmelik - Mr. Chmelik is a co-founder and organizer of the Bank and currently serves as the Executive Vice President and Chief Financial Officer of the Company and the Bank. Mr. Chmelik has a long and established career working as a Chief Financial Officer in four Washington, D.C. metropolitan area community banks, as well as in Tanzania, Africa. Mr. Chmelik served on the Board of Directors and worked as part of the executive management team for another community bank. Mr. Chmelik consistently drives loan and deposit opportunities to the Bank. We believe Mr. Chmelik’s extensive work as a Chief Financial Officer, combined with his executive management and prior bank board experience, make him a strong contributor to the Board. In addition, Mr. Chmelik has an understanding of corporate governance.

Patsy I. Rust, 77, has served as a director of the Bank since 2008. She was a Senior Vice President with the Bank from its inception until her retirement in September 2008. Prior to joining the Bank, Ms. Rust was involved in business development and management at Millennium Bank, N.A., BB&T, F&M Bank and Bank of the Potomac. Ms. Rust was also a founder and organizer for Bank of the Potomac, where she was responsible for personnel, facilities, marketing, operations and branch management. Ms. Rust has completed continuing education through the American Institute of Banking, the Virginia Bankers Association and the University of Virginia. Ms. Rust has been involved over the past 41 years in numerous civic and charitable organizations in Herndon, Virginia. She was the chairman of the first Herndon Centennial Celebration, Chairman of the Dranesville District Republican Party, received the Woman of the Year award from the Business and Professional Woman’s Club, organized and chaired Sister Cities International of Herndon and has held offices of President and Treasurer in other organizations.

Summary of director qualifications for Ms. Rust – Ms. Rust is a founding shareholder and organizer of the Bank. She joined the Board of the Bank in 2008 and currently serves as Chair of the Audit Committee. Prior to retiring from a 30-year banking career in the Northern Virginia market, Ms. Rust was a major contributing organizer of two de novo community banks and also opened and managed two bank branches. Ms. Rust completed ongoing educational banking courses throughout her career. Ms. Rust was also the owner of a retail business prior to her banking career. Ms. Rust has been a civic leader in the community, and has been active in local charities. We believe Ms. Rust brings a very strong knowledge of branch banking and administration to the Board, which is very important as the Bank continues to grow. Additionally, Ms. Rust brings a very strong banking product and service knowledge, which aids the Bank in shaping its strategic direction. Ms. Rust continues to bring business opportunities to the Bank and is very active in networking with the Company’s employees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

For purposes of the following tables, beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of the record date. Except as otherwise noted, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.

The following table sets forth information regarding the beneficial ownership, as of May 31, 2019, of the Company’s common stock by:

•	each director of the Company;

•	each executive officer of the Company; and

•	all current directors and executive officers of the Company as a group.

Name	Amount and Nature of Beneficial Ownership(1)(2)		Percentage of Common Stock Outstanding
Elizabeth S. Bennett	8,880		*
Charles C. Brockett	84,641		1.03%
Thomas J. Chmelik	98,514		1.20%
Jeff W. Dick	146,576		1.79%
Russell Echlov	400	(3)	*
Darrell Green	12,497		*
Paul Thomas Haddock	16,089		*
Patsy I. Rust	17,834		*
Terry M. Saeger	30,010		*
Directors and executive officers as a group (9 persons)	415,144		5.08%

*	Percentage of ownership is less than 1% of the Company’s outstanding shares of common stock.

(footnotes on following page)

(1)

Includes shares held directly, as well as shares held in retirement accounts, in a fiduciary capacity, by certain of the individual’s family members, or by trusts of which the individual is a trustee, with respect to which shares the individual may be deemed to have sole or shared voting and/or investment power. Also includes shares under a power of attorney.

(2)	Includes unvested restricted shares that may be voted by the following persons:

Name	Amount
Elizabeth S. Bennett	3,756
Charles C. Brockett	14,407
Thomas J. Chmelik	12,922
Jeff W. Dick	4,505
Russell Echlov	—
Darrell Green	6,282
Paul Thomas Haddock	3,064
Patsy I. Rust	3,934
Terry M. Saeger	6,008

(3)	Excludes 785,171 shares held by RMB Capital Management, LLC (see below), as to which Mr. Echlov has no voting or dispositive rights and disclaims beneficial ownership.

The following table sets forth, as of May 31, 2019, certain information as to those persons who were believed to be beneficial owners of more than 5% of the Company’s outstanding shares of Common Stock.

Name and Address	Amount and Nature of	Percentage of Shares of
Of Beneficial Owner	Beneficial Ownership	Common Stock Outstanding
Wellington Management Company LLP	809,807	9.90%
280 Congress St.
Boston, MA 02210

RMB Capital Management, LLC	785,171	9.60%
115 S. LaSalle Street
34th Floor Chicago, IL 60603

Banc Funds Co. LLC	611,070	7.47%
20 North Wacker Dr.
Chicago, IL 60606

EJF Sidecar Fund, Series LLC	429,914	5.26%
2107 Wilson Blvd.
Arlington, VA 22201

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning compensation for 2018 awarded to, earned by, or paid to Jeff W. Dick, Chairman and Chief Executive Officer, Charles C. Brockett, President, and Thomas J. Chmelik, Executive Vice President and Chief Financial Officer. Messrs. Dick, Brockett and Chmelik received perquisites and other personal benefits in addition to other compensation during the periods stated. The aggregate amounts of these perquisites and other personal benefits for each individual, however, did not exceed $10,000 and, therefore, have been omitted.

Summary Compensation Table

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus(1)	Awards	Awards	Compensation	Earnings	Compensation(2)	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Jeff W. Dick
Chairman, & Chief	2018	$440,024	$220,000	$—	$—	$—	$—	$—	$660,024
Executive Officer	2017	$385,185	$150,000	$—	—	—	—	—	$535,185

Charles C. Brockett	2018	$278,278	$140,000	$—	$—	$—	$—	—	$418,278
President	2017	$261,748	$100,000	$—	—	—	—	—	$361,748

Thomas J. Chmelik
Executive Vice	2018	$289,458	$145,000	$—	$—	$—	$—	$—	$434,458
President & Chief Financial Officer	2017	$275,147	$100,000	$—	—	—	—	—	$375,147

(1)

Includes restricted stock awards as follows: Mr. Dick — $110,000 (6,162 shares) for 2018 and $75,000 (4,291 shares) for 2017; Mr. Brockett — $140,000 (7,843 shares) for 2018 and $100,000 (2,860 shares) for 2017; and Mr. Chmelik — $145,000 (8,123 shares) for 2018 and $100,000 (5,721 shares) for 2017. Reflects aggregate grant date fair value of stock awards based upon the stock price on the date of the award in accordance with FASB ASC Topic 718. The restricted stock awards vest one-third after one year and one-third annually thereafter during periods of continued service by the award recipients until the awards are fully earned. The awards vest immediately upon a change in control transaction.

(2)	Excludes perquisites, which did not exceed $10,000 for each named executive officer.

The table below includes information with respect to all unvested restricted stock awards held by the named executive officers at December 31, 2018 and 2017.

Outstanding Equity Awards at Fiscal 2018 Year-End

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Jeff W. Dick	—	—	—	$—	—	—	$—	4,505	$76,855
Charles C. Brockett	—	—	—	$—	—	—	$—	14,407	$245,783
Thomas J. Chmelik	—	—	—	$—	—	—	$—	12,922	$220,449

(1)	Reflects current ownership of shares of restricted stock granted in 2016, 2017 and 2018 each of which vests in equal increments over a period of three years from the date of grant.
(2)

The amounts in this column represent the fair market value of the restricted stock as of December 31, 2018, based on the closing market price of the Company’s common stock on that date, which was $17.06 per share.

Employment Agreements

The Company and the Bank have entered into employment agreements with our Chief Executive Officer, Chief Financial Officer and President to secure their services in the highly competitive financial institution industry. The agreements are intended to balance each executive’s goals relative to the interests of the Company and its shareholders.

Term. For purposes of this summary, each of the agreements is an “Agreement.” Mr. Dick’s Agreement provides for his employment as Chief Executive Officer of the Bank, Mr. Chmelik’s Agreement provides for his employment as Executive Vice President and Chief Financial Officer of the Bank, and Mr. Brockett’s Agreement provides for his employment as President of the Bank. Each Agreement will automatically renew for successive two-year terms unless sooner terminated or not extended.

Compensation. Under the Agreements, Messrs. Dick, Chmelik and Brockett are entitled to current base salaries of $500,006, $320,008 and $306,020, respectively, subject to annual review and increases based on each individual’s performance during the preceding year and other relevant factors. Messrs. Dick, Chmelik and Brockett are eligible to receive either an annual cash bonus in an amount, if any, determined by the Board of Directors in its discretion or an annual performance-based incentive bonus under the Company’s executive incentive plan (or any successor plan). Messrs. Dick, Chmelik and Brockett are also eligible to participate in any deferred compensation program, supplemental executive retirement plan or similar plan that the Company may implement for its senior executives.

Under the Agreements, Messrs. Dick, Chmelik and Brockett are entitled to participate in all employee benefit plans and programs available to other executives and in medical, dental, life and disability plans. The Bank is also required to maintain a group term insurance policy on the life of each of Messrs. Dick, Chmelik and Brockett in an amount equal to two times his base salary under the Virginia Bankers Association group term life insurance program.

Under his Agreement, Mr. Brockett was awarded 10,000 shares of Company common stock. These shares will become earned and non-forfeitable at the rate of 20% per year upon the anniversary of the executive’s date of employment with the Bank during periods of continued employment with the Bank; provided that such awards will become immediately vested upon a “Change of Control” (as defined in Mr. Brockett’s Agreement) of the Bank or the Company.

Clawback. In each Agreement, the executive agrees that any incentive compensation (as determined by the Bank) that the executive receives is subject to repayment, or a “clawback,” to the Bank as required by federal law and on such basis as the Bank determines.

Section 409A. It is the intent of the parties that payments and benefits under the Agreements comply with Section 409A of the Internal Revenue Code. The Agreements will be construed in a manner consistent with the requirements for avoiding taxes or penalties under that Section.

Company Guaranty. Notwithstanding anything in the Agreements to the contrary, the Company has guaranteed to make all payments of funds due and payable to each of Messrs. Dick, Chmelik and Brockett as set forth in the Agreements and to perform any and all financial obligations of the Bank set forth in the Agreements to the extent that the Bank may fail to make such payments or perform such obligations. Any payments made by the Company shall be subject to and conditioned upon compliance with applicable federal law and regulations.

Potential Payments Upon Termination or Change of Control. Under each Agreement, if Mr. Dick, Mr. Chmelik or Mr. Brockett is terminated “Without Cause” (as defined in the Agreements) or terminates his employment “For Good Reason” (as defined in the Agreements), whether or not the termination is related to a change of control, then the executive will receive a lump sum payment equal to the greater of: (1) the sum of his then current base salary for one year plus the average of any annual bonus payments made to the executive during the three-year period ending on the date of termination; or (2) the sum of his then current base salary for the balance, if any, of the initial term of the Agreement, plus the average of any annual bonus payments made to the executive during the three-year period ending on the date of termination; or (3) 299% of his “annualized includible compensation for the base period” as defined in Internal Revenue Code Section 280G. In addition, all of the executive’s unvested equity awards previously received as compensation that have not been forfeited, exercised or settled will immediately vest. All other benefits cease upon termination.

If either Mr. Dick, Mr. Chmelik or Mr. Brockett is terminated “For Cause” (as defined in the Agreements) or terminates his employment other than “For Good Reason” (as defined in the Agreements), his compensation and benefits will cease upon termination, provided that the Bank will pay the executive any accrued but unpaid compensation, including any accrued unpaid annual bonus, which otherwise would have been payable to the executive through the date of termination.

Confidentiality; Covenants Not to Compete and Solicit. Each Agreement contains provisions prohibiting Messrs. Dick, Chmelik and Brockett from using, disseminating, disclosing or publishing confidential information about customers, businesses and services of the Bank. Each of Messrs. Dick, Chmelik and Brockett has also agreed that during his employment and for a period of 12 months from and after the date he ceases to be employed by the Bank, he will not (i) be employed by a “Competitive Business” (as defined in the Agreements) within a 35-mile radius of any office operated by the Bank; (ii) solicit any depositors or other customers of the Bank to make deposits in or become customers of any other financial institution conducting a Competitive Business; or (iii) knowingly induce any individuals to terminate their employment with the Bank. If Mr. Dick, Mr. Chmelik or Mr. Brockett violates the confidentiality, non-compete or non-solicitation provisions of his Agreement, then he will not be entitled to receive any additional post-termination compensation payable under his Agreement, and none of his outstanding unvested equity awards will be eligible for accelerated vesting. In addition, if the violation occurs within twelve months following the date of termination, the executive will be required to repay any post-termination compensation received by him under the Agreement and all vested stock previously received as compensation, and any outstanding equity awards previously received as compensation will be forfeited.

2016 Equity Incentive Plan

In 2016, the Board of Directors of the Bank adopted, and the Bank’s shareholders subsequently approved, the MainStreet Bank 2016 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, other selected employees and directors of the Bank with additional incentives to promote the growth and performance of the Bank. By approving the Equity Incentive Plan, shareholders provided us with additional flexibility to continue to attract, retain, incent and reward highly qualified personnel by offering a compensation program that is further linked to the performance of our common stock. The Equity Incentive Plan is intended to further align the interests of Equity Incentive Plan participants with the interests of our shareholders by potentially increasing the ownership interests of the participants in the common stock of the Bank.

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance of up to 210,000 shares of common stock. Shares of common stock may be issued under the Equity Incentive Plan pursuant to grants of incentive stock options, non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of common stock that may be issued under the Equity Incentive Plan pursuant to the exercise of stock options is 210,000 shares, reduced by the number of shares issued upon the vesting of restricted stock awards, and the maximum number of shares of common stock that may be issued as restricted stock awards is 210,000 shares, reduced by the number of shares issued upon the exercise of stock options.

The Equity Incentive Plan is administered by the Compensation Committee, who are disinterested board members (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations with respect to: (i) selecting participants and granting awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the Equity Incentive Plan.

Pursuant to the reorganization agreement in connection with the Bank’s formation of the Company as its bank holding company, the terms and conditions of the Equity Incentive Plan were converted into and deemed to be the terms and conditions of a substantially identical holding company incentive compensation plan.

Employees and outside directors of the Company or its subsidiaries or any future parent company are eligible to receive awards under the Equity Incentive Plan.

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which must be set forth in an award agreement delivered to each participant. Awards may be granted as incentive stock options, non-qualified stock options, restricted stock awards or any combination thereof, as follows:

Stock Options. A stock option gives the option recipient the right to purchase shares of common stock at a specified price for a specified period-of-time. The exercise price may not be less than the fair market value of the common stock on the date the stock option is granted.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options may provide certain tax advantages for employee recipients and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash or with stock valued at fair market value as of the day of exercise; (ii) by a “cashless exercise” through a third party; (iii) by a net settlement of the stock option using a portion of the shares issuable as payment of the exercise price of the stock option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the Equity Incentive Plan are to be granted only in whole shares of common stock and are subject to vesting conditions and other terms and conditions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Awards are evidenced by award agreements approved by the Committee, which will set forth the terms and conditions of each award. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award prior to such award being earned. Unless the Committee determines otherwise, any dividends or distributions declared and paid with respect to shares subject to a restricted stock award will be distributed to the participant within 30 days of the respective dividend payment date, subject to applicable tax withholding; provided, that in the event of the forfeiture of such award, all future dividend rights shall cease.

Prohibition Against Option Repricing. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted unless such action is approved by a vote of the shareholders.

Change in Control. Unless otherwise stated in an award agreement, upon the occurrence of a “Change in Control” (as defined in the Equity Incentive Plan) of the Company or the Bank, all outstanding stock options then held by a participant will become fully exercisable, and all restricted stock awards will be fully earned and vested.

Retirement Benefits

The Company maintains a voluntary, contributory 401(k) plan for employees and, starting January 1, 2010, began providing a company match for employee contributions of 3% of the first 3% of the salary and 0.5% of the next 2% of the salary.

DIRECTOR COMPENSATION

Our directors are not compensated separately by the Company, but serve on the Board of Directors of and are compensated by the Bank. We do not anticipate paying separate compensation to the Company’s directors until such time as such persons devote significant time to the separate management of our affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of the Bank. We may determine that such compensation is appropriate in the future.

During 2018, each non-employee director other than Mr. Echlov received fees in cash, Company common stock, or a combination of both at the director’s election. Directors who are also employed by the Company do not receive any additional compensation from the Company for their services as directors. Compensation for directors Dick, Brockett and Chmelik for their services as executive officers is set forth in the Summary Compensation Table.

Director Summary Compensation Table. The following table sets forth the compensation paid to our non-employee directors for the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash		Stock Awards(1)	Option Awards	All Other Compensation		Total
Elizabeth S. Bennett	$25,000		$18,417	$—	$—		$43,417
Charles C. Brockett	—		—	—	—		—
Thomas J. Chmelik	—		—	—	—		—
Jeff W. Dick	—		—	—	—		—
Russell Echlov	—	(2)	—	—	—		—
Darrell Green	—		39,159	—	40,800	(3)	79,959
Paul Thomas Haddock	25,000		10,550	—	—		35,550
Patsy I. Rust	25,000		22,128	—	—		47,128
Terry M. Saeger	—		27,325	—	—		27,325

(1)

In lieu of cash fees, non-employee directors may elect to receive an equivalent value of equity in restricted stock awards under the Equity Incentive Plan. Reflects aggregate grant date fair value of restricted stock awards received in lieu of cash based upon the stock price on the date of grant in accordance with FASB ASC Topic 718.

(2)	To avoid the appearance of a conflict of interest, Mr. Echlov has elected not to receive a director’s fee.
(3)	Payments for marketing services to the Bank.

PROPOSAL TWO -

APPROVAL OF THE MAINSTREET BANCSHARES, INC.

2019 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to shareholder approval, the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”), to provide selected officers and employees and outside directors of the Company with additional incentives to promote the growth and performance of the Company. By approving the 2019 Equity Incentive Plan, our shareholders will provide us with additional flexibility to continue to attract, retain, incent and reward highly qualified personnel by offering a compensation program that is further linked to the performance of our common stock. The Board of Directors of the Company believes that the approval of the 2019 Equity Incentive Plan is in the best interests of the Company and its shareholders as such plan will provide the Company with shares of Company Common Stock to be used to further retain and reward and, to the extent necessary, attract and incentivize its employees, officers and outside directors to promote growth, improve performance and further align their interests with those of the Company’s shareholders through the ownership of additional Common Stock of the Company.

Why We Are Seeking Approval of the 2019 Equity Incentive Plan

The 2019 Equity Incentive Plan provides for the reservation and future award and issuance of up to 650,000 shares of Company Common Stock in accordance with the plan terms. The 2016 Equity Incentive Plan provided for the reservation of 210,000 shares of Company Common Stock of which all but 19,967 shares have been previously awarded to outside directors, officers and employees of the Company in lieu of cash compensation to directors and in lieu of cash bonuses to officers and employees. Upon approval of the 2019 Equity Incentive Plan, the unawarded shares under the 2016 Equity Incentive Plan will not be awarded in the future.

The Compensation Plan for the Company’s directors provides that directors may elect to receive their annual Board compensation in the form of cash or in the form of Company Common Stock based upon the market value of such stock at the time of the award. The Compensation Plan for the Company’s officers and employees provides that bonus recipients may elect to receive their incentive bonus compensation in the form of cash or in the form of Company Common Stock based upon the market value of such stock at the time of the award. The actual number of shares necessary for director compensation and officer and employee compensation are not known and may vary based upon a number of factors, including the future trading price for the Company’s Common Stock, the actual compensation for directors and the actual bonus awards for officers and employees.

The 2019 Equity Incentive Plan also permits the awards of Stock Options to Company directors, officers and employees. The Company has not awarded any Stock Options under the 2016 Equity Incentive Plan and the Board does not have any current intention to award any Stock Options under the 2019 Equity Incentive Plan, however, the plan provides the Board and the Compensation Committee with this additional flexibility if deemed appropriate in the future, subject to the limitations of the total shares of Common Stock reserved under the plan.

Highlights of the 2019 Equity Incentive Plan

•	Share Reserve. The 2019 Equity Incentive Plan provides for the reservation and future award of up to 650,000 shares of Company Common Stock in accordance with the plan terms.

•

Limits on Grants to Outside Directors. Total shares of Common Stock issuable to Outside Directors under the 2019 Equity Incentive Plan shall not exceed 25% of the total shares of Common Stock authorized for issuance under the 2019 Equity Incentive Plan in the aggregate (i.e., 162,500 shares). The maximum number of shares of Common Stock related to the award of Non-Qualified Stock Options and Restricted Stock Awards in any calendar year to any individual Outside Director shall not exceed 3,000 shares of Common Stock in the aggregate.

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Limits on Grants to Officers and Employees. Total shares of Common Stock issuable to Employees under the 2019 Equity Incentive Plan shall not exceed 650,000 shares of Common Stock in the aggregate, reduced by the aggregate of shares of Common Stock issued to Outside Directors. The maximum number of shares of Common Stock issuable to any individual Employee under the 2019 Equity Incentive Plan shall not exceed 15% of the total shares of

Common Stock authorized for issuance under the Plan in the aggregate (i.e., 97,500 shares), and the maximum number of shares of Common Stock related to the award of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) or Restricted Stock Awards in any calendar year to any individual Employee shall not exceed the number of shares calculated as the quotient of the Employee’s base salary in effect as of the first business day of such calendar year divided by the Fair Market Value of such Common Stock on such date.

•

Share Counting. The 2019 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of Stock Options will not be available for future grant.

•

No Cash-Out or Repricing of Underwater Options. The 2019 Equity Incentive Plan prohibits repricing of Stock Options, and there will not be any exchange of underwater Stock Options for cash or shares without shareholder approval.

•

Awards Subject to Clawback. Awards granted under the 2019 Equity Incentive Plan are subject to recoupment by the Company if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to recoupment under any other policy adopted by the Company from time to time.

The following summary of the material features of the 2019 Equity Incentive Plan is qualified in its entirety by reference to the provisions of the 2019 Equity Incentive Plan, attached hereto as Appendix A. In the event of a conflict between the terms of this summary and the terms of the 2019 Equity Incentive Plan, the terms of the 2019 Equity Incentive Plan will control. Capitalized terms not defined in the proxy statement will have such meaning as defined in the 2019 Equity Incentive Plan.

General

Subject to permitted adjustments for certain corporate transactions, the 2019 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 650,000 shares of Company Common Stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. These shares represent approximately 8% of the total number of shares of Common Stock presently outstanding. Upon the effective date of the 2019 Equity Incentive Plan, no new awards will be granted under the Company’s 2016 Equity Incentive Plan.

The 2019 Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2019 Equity Incentive Plan. The Committee has full and exclusive power within the limitations set forth in the 2019 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2019 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2019 Equity Incentive Plan and any award agreement. The Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

Each employee or outside director of the Company or any subsidiary is eligible to receive awards under the 2019 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2019 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive stock options and non-qualified stock options, restricted stock awards or any combination thereof, as follows:

Stock Options. A stock option gives the recipient the right to purchase shares of Common Stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the Company’s Common Stock on the date the stock option is granted. Fair market value for purposes of the 2019 Equity Incentive Plan means the final sales price of the Company’s Common Stock as reported on any national securities exchange on which the Common Stock may from time to time be listed or traded on the date the stock option is granted, or if the Company’s Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s Common Stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with an exercise term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options may have certain tax advantages for an employee’s benefit and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at Fair Market Value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashier’s check; or (5) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions in accordance with the 2019 Equity Incentive Plan and as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of Common Stock, subject to vesting requirements, to a participant for no monetary consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2019 Equity Incentive Plan will be granted only in whole shares of Common Stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2019 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award represented by issued and outstanding Common Stock issued in the name of the award recipient may exercise any voting rights with respect to such Common Stock. Unless the Committee determines otherwise, any dividends or distributions declared and paid with respect to shares subject to a restricted stock award will be distributed to the participant by the Company within 30 days of the respective dividend payment date, subject to applicable tax withholding; provided, that in the event of the forfeiture of such award, all future dividend rights shall cease.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and the exercise price of stock options. In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options and restricted stock awards not otherwise inconsistent with the terms of the 2019 Equity Incentive Plan.

Prohibition Against Repricing of Options. The 2019 Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a Stock Option that has been previously granted, except for equitable adjustments noted above related to certain corporate transaction.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2019 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2019 Equity Incentive Plan upon the participant’s death.

Limitation on Awards under the 2019 Equity Incentive Plan

The following limits and restrictions apply to awards under the 2019 Equity Incentive Plan:

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The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the 2019 Equity Incentive Plan will be equal to 650,000 shares in the aggregate. Upon the effective date of the 2019 Equity Incentive Plan, no additional new awards will be granted under the Company’s 2016 Equity Incentive Plan.

•

The maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options (all of which may be granted as incentive stock options, non-qualified common stock options or a combination of each) is 650,000 shares, reduced by any shares of common stock issued as restricted stock awards.

•	The maximum number of shares of common stock that may be issued as restricted stock awards is 650,000 shares, reduced by any shares of common stock issued upon the exercise of stock options.

•

Total shares of common stock issued to outside directors under the 2019 Equity Incentive Plan will not exceed 162,500 shares of common stock in the aggregate. The maximum number of shares of common stock to be awarded to any individual outside director in any calendar year under the 2019 Equity Incentive Plan will not exceed 3,000 shares of common stock in the aggregate whether in the form of shares of common stock related to the award of non-qualified stock options or restricted stock awards.

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Total shares of common stock to be issued to employees under the 2019 Equity Incentive Plan will not exceed 650,000 shares of common stock in the aggregate, reduced by the aggregate of shares of common stock issued to outside directors. The maximum number of shares of common stock issuable to any individual employee under the 2019 Equity Incentive Plan will not exceed 15% of the maximum of 650,000 shares of common stock in the aggregate, and the maximum number of shares of common stock related to the award of stock options (all of which may be granted as incentive stock options, non-qualified stock options or a combination of each) or restricted stock awards in any calendar year to any individual Employee will not exceed the number of shares calculated as the quotient of the employee’s base salary in effect as of the first business day of such calendar year divided by the Fair Market Value of such common stock on such date.

In the event of a corporate transaction involving the common stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event. Such adjustments are intended to preserve the benefits or potential benefits of the awards.

In addition, to the extent any shares of Company common stock covered by an award under the 2019 Equity Incentive Plan (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or canceled or because the stock option is not exercised, prior to its expiration, then such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2019 Equity Incentive Plan.

Performance Based Features

Performance Measures. Upon the grant of an award, the Committee may establish the performance targets (other than being based solely on continuation of service) which must be met before such awards may begin to become first earned and non-forfeitable or exercisable. Such performance targets may be expressed as a minimum threshold level and an optimum level, and each level of performance attainment may yield a specified number of stock options and/or restricted stock awards. The terms and conditions of any award, including any performance targets, if any, for each participant will be detailed in an award agreement. Except as otherwise provided herein, if such performance targets are not attained by the ending date of the performance period as specified in the applicable award agreement, then such award will be forfeited. Once such performance targets are attained, as certified by the Committee, such award will be deemed first earned and non-forfeitable. Such performance targets may consist of Company financial metrics, peer group rankings based upon financial metrics, or such other criteria that may be established by the Committee as of the date of grant, except as otherwise modified thereafter by the Committee as permitted herein. Notwithstanding the foregoing, the Committee will have the authority to adjust or modify performance measures with respect to awards, including the authority to determine that awards will be earned without regard to whether such performance measures previously established have been satisfied and/or to authorize the implementation of a new performance period and performance measures and the re-issuance of previously forfeited awards under the new program. The Committee will have sole discretion in determining how performance measures are calculated. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. The Committee will certify in writing that any performance goals or other material terms applicable to an award were in fact satisfied, modified or waived, prior to such award first becoming earned and non-forfeitable.

Vesting of Awards

Consistent with past practice, it is anticipated that restricted stock awards under the 2019 Equity Incentive Plan will be granted with a vesting rate equal to one-third of such award per year, with the first installment vesting on the one year anniversary of the date of grant, and succeeding installments vesting on each annual anniversary thereafter during periods of continued service by the award recipient until such award is fully earned. It is anticipated that an award of stock options under the 2019 Equity Incentive Plan will be granted with a vesting rate equal to one-third of such award per year, with the first installment vesting on the one year anniversary of the date of grant, and succeeding installments vesting on each annual anniversary thereafter during periods of continued service by the award recipient until such award is fully earned.

If the right to become vested in an award under the 2019 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement, and may be subject to acceleration of vesting in the event of the death, disability or retirement of the participant or upon a Change in Control.

For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director. For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director. The Committee may in its discretion elect to use a different vesting schedule or different performance measures set forth in the 2019 Equity Incentive Plan, provided that such terms are detailed in the participant’s award agreement.

Change in Control

Unless otherwise stated in an award agreement, upon a Change in Control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option) and all awards of restricted stock will become fully earned and vested immediately. In the event of a Change in Control, any performance measures related to an award under the 2019 Equity Incentive Plan will be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2019 Equity Incentive Plan or any award granted under the 2019 Equity Incentive Plan, provided that, except as provided in the 2019 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2019 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2019 Equity Incentive Plan (other than as provided in the 2019 Equity Incentive Plan), or materially modify the requirements for participation in the 2019 Equity Incentive Plan, without approval of shareholders. Notwithstanding the foregoing, the Committee may amend the 2019 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2019 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the 2019 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Cash Payment in Lieu of Delivery of Shares.

Upon the exercise of a stock option, the Committee, in its sole and absolute discretion, may make a cash payment to the participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Stock on the date of the stock option exercise and the exercise price per share of the stock option. Such cash payment shall be in exchange for the cancellation of such stock option. Such cash payment shall not be made in the event that such transaction would result in liability to the participant or the Company under Section 16(b) of the Securities Exchange Act and regulations promulgated thereunder, or subject the participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Internal Revenue Code. The Committee may, in its sole discretion, determine that upon a Change in Control of the Company each outstanding stock option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Common Stock on the date of the stock option cancellation and the Exercise Price per share of the stock option.

Duration of Plan

The 2019 Equity Incentive Plan will become effective upon approval by the shareholders at the 2019 Annual Meeting. The 2019 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2019 Equity Incentive Plan on or after the day immediately prior to the 10-year anniversary of its effective date. At any time, the Board of Directors may terminate the 2019 Equity Incentive Plan. However, any termination of the 2019 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2019 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of option exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will be compensation income to the participant, and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. The Company may withhold amounts from employee-participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, employee-participants may have shares withheld from awards to satisfy the minimum tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided such withholding does not result in adverse accounting consequences to the Company.

Change in Control. Any acceleration of the vesting or payment of awards under the 2019 Equity Incentive Plan in the event of a change in control may cause part or all of the compensation involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction for federal tax purposes by the Company related to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the ability to deduct for tax purposes compensation in excess of $1.0 million per calendar year for the chief executive officer, chief financial officer and other executive officers named in the summary compensation table (each, a “covered employee”) included in our annual meeting proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2019 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Possible Dilutive Effects of the 2019 Equity Incentive Plan.

The Common Stock to be issued upon the exercise of stock options awarded or the issuance of restricted stock awards under the 2019 Equity Incentive Plan may either be from authorized but unissued shares of Common Stock or shares purchased in the open market. In that the Company shareholders do not have preemptive rights, to the extent that the Company funds awards under the 2019 Equity Incentive Plan, in whole or in part, with authorized but unissued shares, the interests of then current shareholders may be diluted. If upon the delivery of shares of Common Stock for all awards, the Company delivers newly issued shares of Common Stock, or 650,000 shares of Common Stock, the dilutive effect to then current shareholders would be approximately 7.4%. The Company can avoid dilution resulting from the awards under the plan by delivering shares purchased in the open market to fund plan awards.

Clawback Policy

The 2019 Equity Incentive Plan provides that if the Company is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse the Company with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2019 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors from time to time, even if adopted after the date of grant of such Awards.

New Benefits Table: Awards to be Granted.

The Board of Directors has adopted the 2019 Equity Incentive Plan. If the 2019 Equity Incentive Plan is approved by shareholders, the Compensation Committee intends to continue permitting Outside Directors to elect to receive all or a portion of Board compensation in the form of Company Common Stock and awarding bonus compensation to Company officers and employees in the form of 50% cash and 50% Company Common Stock and within its discretion up to 100% in the form of Company Common Stock. The Compensation Committee has no present intention to make awards of stock options to Outside Directors or officers or employees. Any future grants of awards to officers, employees and directors under the 2019 Equity Incentive Plan will be determined in the discretion of the Compensation Committee.

Required Vote and Recommendation of the Board

In order to approve the 2019 Equity Incentive Plan, the proposal must receive an affirmative vote of a majority of the votes cast in person or by proxy at a meeting of shareholders of the Company. Votes to Abstain and Broker No-Votes will have no impact on the outcome of the voting.

In the event at the time of the Annual Meeting there are not sufficient votes to approve the 2019 Equity Incentive Plan, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN

Securities Authorized for Issuance Under Equity Compensation Plans.

The following table provides information concerning securities authorized for issuance under equity compensation plans, the weighted average price of such securities and the number of securities remaining available for future issuance, as of December 31, 2018.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining and available for future issuance (3)
Plans approved by shareholders (1)	133,869	$—	92,228
Plans not approved by shareholders	—	$—	—
Total	133,869	$—	92,228

(1)	Represents the 2016 Equity Incentive Plan.
(2)	Restricted stock shares were not included when calculating the weighted-average exercise price.
(3)	As of December 31, 2018, remaining shares available for issuance under the 2016 Equity Incentive Plan was 92,228 shares.

PROPOSAL THREE -

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed YHB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, subject to shareholder ratification at the Annual Meeting. YHB also served as independent auditor for the fiscal year ended December 31, 2018. In the event that the appointment of YHB is not ratified by shareholders at the Annual Meeting, the Audit Committee will consider making a change in the independent auditor for 2019.

Representatives of YHB are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to any appropriate questions.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Yount, Hyde, and Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Shareholder ratification of the selection of YHB as our independent auditor is not required by our Bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection of YHB to our shareholders for ratification as a matter of good corporate practice. In the event shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and the shareholders’ best interests.

As to ratification of the independent auditors, the proxy card being furnished by the Board of Directors enables a shareholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal. Ratification of the independent public accounting firm must be approved by the affirmative vote of a majority of the shares voted at the Annual Meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

Audit Fees and Other Matters

The following table presents the fees for professional audit services rendered by YHB for the audit of the Company’s annual financial statement for the years ended December 31, 2018 and 2017, and fees billed for other services rendered by YHB during those periods. All such audit and non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by YHB was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions.

Fee Category	Fiscal Year 2018	% of Total	Fiscal Year 2017	% of Total
Audit Fees	$94,500	58%	$66,700	74%
Audit-Related Fees	$55,000	34%	$11,430	12%
Tax Fees	$12,600	8%	$12,300	14%

Total Fees	$162,100	100%	$90,430	100%

YHB did not provide any services related to the financial information systems design and implementation to the Company or the Bank during 2017 and 2018.

Audit Fees

Audit fees consist of audit and review services, consents, and review of documents filed with the SEC.

Audit-Related Fees

Audit-related fees for 2017 consist of fees related to the Company’s private placement stock offering. Audit-related fees for 2018 consist of fees related to the Company’s private placement stock offering; HUD audits; Form 10 Registration Statement; and consultation concerning financial accounting, reporting standards and other related issues.

Tax Fees

Tax fees consist of preparation of federal and state tax returns; reviews of quarterly estimated tax payments and consultations regarding tax compliance issues.

Policy on Pre-approval of Audit and Permissible Non-audit Services

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of YHB. The Audit Committee is authorized to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent auditors, the Audit Committee considers whether these services are consistent with the auditors’ independence, whether the independent auditors are likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality. For 2017 and 2018, non-audit services included only those services described above. All of these services and related fees were approved in advance by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2018;

•

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•

We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Registration Statement on Form 10 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that MainStreet Bancshares, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Patsy I. Rust (Chair)

Elizabeth S. Bennett

Paul Thomas Haddock

Terry M. Saeger

CERTAIN TRANSACTIONS

A number of our directors, executive officers, and members of their immediate families, as well as organizations with which they are affiliated, were clients of the Bank during 2018. All loans to our related persons—as defined in Instruction 1 to Item 404(a) of Regulation S-K—were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those provided at the time for comparable loans with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features.

The Sarbanes-Oxley Act of 2002 generally prohibits a public company from extending or renewing credit or arranging the extension or renewal of credit to an officer or director. However, this prohibition does not apply to loans made by depository institutions, such as the Bank, that are insured by the Federal Deposit Insurance Corporation and are subject to the insider lending restrictions of the Federal Reserve Board’s Regulation O. Accordingly, we permit our directors and executive officers, their family members and their related interests, to establish and maintain banking and business relationships in the ordinary course of business with the Bank. With respect to lending activities, the Bank has policies governing affiliate and insider lending transactions. These policies prohibit extensions of credit to “insiders,” as defined in the policies, unless the extension of credit:

•

is made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions with members of the general public; and

•	does not involve more than the normal risk of repayment or present other unfavorable features.

SHAREHOLDER PROPOSALS

The Board of Directors expects that the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) will be held on or about May 20, 2020, a date more than 30 days prior to the anniversary date of the Annual Meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder intending to present a proposal to be included in the proxy statement for the 2020 Annual Meeting must deliver the proposal in writing to the principal executive office of the Company no later than a reasonable time before we begin to print and mail the proxy materials for the 2020 Annual Meeting. Accordingly, the deadline for submission of proposals to be included for the 2020 Annual Meeting is December 22, 2019. Proposals should be addressed to: Corporate Secretary, MainStreet Bancshares, Inc., 10089 Fairfax Boulevard, Fairfax, Virginia 22030. Shareholders must also comply with applicable rules of the Securities and Exchange Commission (“SEC”) regarding the inclusion of proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules. If the date of the 2020 Annual Meeting is changed by more than 30 days from May 20, 2020, any shareholder proposal must be received at another reasonable time before we print or mail proxy materials for such meeting.

In order to be considered at our 2020 Annual Meeting, but not included in proxy materials, a shareholder nomination for director or proposal to take action at such meeting must be received by the Corporate Secretary of the Company at the principal executive office of the Company by no later than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting date; provided however, that in the event the date of the annual meeting is more than 30 calendar days before or after such anniversary date, notice by the shareholder will considered timely if it is delivered by the close of business on the 10th calendar day following the day on which notice of the date of the annual meeting was first mailed or public announcement of the date of the annual meeting was first made, whichever occurs first. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Pursuant to our Bylaws, such shareholder’s notice shall set forth as to each matter such shareholder proposes to bring before the annual meeting: (1) a brief description of the business desired to be brought before the annual meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual meeting, and (2) as to the shareholder giving such notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on the Company’s stock transfer books, and of such beneficial owner, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder or beneficial owner and any interest of such shareholder or beneficial owner, if any, in such business, (D) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (E) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies from shareholders in support of such proposal or nomination, and (3) in the case of the nomination of a person as a director, a brief description of the background and credentials of such person including (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such person, (D) any other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (E) such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected. The Company may require any proposed nominee for director to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Articles of Incorporation and Bylaws, which provide an advance notice procedure for certain business to be brought before an annual meeting of shareholders. If a shareholder notifies the Company of such shareholder’s intent to present a proposal at the Annual Meeting not in accordance with such procedures, the persons named in the accompanying proxy may exercise discretionary voting authority, as determined by a majority of the Board of Directors, if the proposal is raised at the Annual Meeting without any discussion of the matter in this Proxy Statement.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

The Company has retained Equiniti Services LLC (“EQ”) to aid in the solicitation of proxies. EQ will receive a base fee not to exceed $5,000, plus certain incremental costs for its proxy solicitation services.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas J. Chmelik

Secretary

Fairfax, Virginia

June 14, 2019

APPENDIX A

MAINSTREET BANCSHARES, INC.

2019 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1    Purpose, Effective Date and Term. The purpose of the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of MainStreet Bancshares, Inc. and any of its Subsidiaries or future parent or subsidiary corporations, by providing a means to attract, retain, incent and reward individuals who contribute to such success and to further align their interests with those of the Company’s shareholders through the ownership of common stock of the Company. The Plan also provides Eligible Participants with an opportunity to increase their ownership interest in the Company as an additional retention incentive. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2    Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3    Participation. Employees and Outside Directors of the Company or any Subsidiary or future parent or subsidiary corporations of the Company shall be eligible to receive Awards in accordance with the terms of the Plan (“Eligible Participants”).

Section 1.4    Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1    General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.7, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan to Eligible Participants include:

(a)    Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Stock Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date; or (ii) to Eligible Participants who are not Employees of the Company or a Subsidiary at the time of such Award grant. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Stock Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Stock Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)    Restricted Stock Award. Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no payment of consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule, the satisfaction of performance conditions or other terms of the Award.

Section 2.2    Stock Options.

(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) detail the Exercise Price of such Stock Options; (iv) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)    Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Shareholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options exchanged in replacement of existing Awards held by an Employee, Director, Advisory Director or other service provider to an acquired entity.

(c)     Method of Exercise. Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company, provided, however, that in no event shall a Stock Option be exercisable for a fractional share. The date of exercise of a Stock Option shall be the later of: (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c). The payment of the Exercise Price upon the exercise of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock otherwise owned by the Stock Option holder valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) other than in the case of Stock Options granted as ISOs, by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; or (v) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)    Other Limitations Applicable to ISO Awards. To the extent the aggregate Fair Market Value of shares of Stock with respect to which ISO Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company or any Subsidiary, exceeds $100,000, or such higher value as may be permitted under Code Section 422, such ISO Options in excess of the $100,000 limit shall be treated as Non-Qualified Stock Options. Fair Market Value shall be determined as of the grant date for each ISO.

(d)     Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Options which were granted under the Plan be bought back by the Company at a time when the Exercise Price of such Stock Options is greater than the Fair Market Value of the Stock on the date of the purchase transaction without shareholder approval of such transaction.

Section 2.3    Restricted Stock Awards.

(a)    Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by the Company or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with MainStreet Bancshares, Inc., dated [Date], made pursuant to the terms of the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of MainStreet Bancshares, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.

Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event a Restricted Stock Award is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject. Notwithstanding anything herein to the contrary, the Committee shall distribute to a Participant the Stock vested in accordance with a Restricted Stock Award, or portion thereof, within thirty days following the date of such vesting.

(b)    Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)    Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be distributed to the Participant by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Stock underlying such Restricted Stock Award from which said dividends were derived.

(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights applicable to the shares of Stock subject to the Restricted Stock Award may be exercised by the Participant prior to the date that such Restricted Stock Award is deemed earned and non-forfeitable.

(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Restricted Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)    Other Matters. The conditions for granting or vesting and the other provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(c)    Stock Awards in lieu of Cash Compensation Payments. Subject to the limitations on Restricted Stock Awards as set forth at Sections 2.3 and 3.2 herein, as of and after the Effective Date, an Eligible Participant may receive a Restricted Stock Award in lieu of cash compensation as a bonus payment to officers or employees or as director compensation with such Restricted Stock Award calculated based the full value of such anticipated payment and the Fair Market Value of the Stock at the time of such payment. Such Restricted Stock Awards may include such additional terms and conditions as determined by the Compensation Committee at the time of such Award. In addition, Directors of the Company and the Bank may elect in accordance with procedures established by the Compensation Committee to receive payment of any annual retainer or monthly board fees in the form of a Restricted Stock Award valued at the Fair Market Value of the Stock at the time of such payment in lieu of such cash payment. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Restricted Stock Awards to be granted hereunder shall be subject to all other applicable provisions of this Plan.

Section 2.4    Performance-Based Compensation.

(a)    Upon the grant of an Award, the Committee may establish the performance targets, if any, which must be met before such Awards may begin to become first earned and non-forfeitable or exercisable. Such performance targets may be expressed as a minimum threshold level and an optimum level, and each level of performance attainment may yield a specified number of Stock Options and/or Restricted Stock Awards. The terms and conditions of any Award, including any performance targets, if any, for each Participant shall be detailed in an Award Agreement. Except as otherwise provided herein, if such performance targets are not attained by the ending date of the performance period as specified in the applicable Award Agreement, then such Award shall be forfeited. Once such performance targets are attained, as certified by the Committee, such Award shall be deemed first earned and non-forfeitable. Such performance targets may consist of Company financial metrics, peer group rankings based upon financial metrics, or such other criteria that may be established by the Committee as of the date of grant, except as otherwise modified thereafter by the Committee as permitted herein. Notwithstanding the foregoing, the Committee shall have the authority to adjust or modify performance measures with respect to Awards, including the authority to determine that Awards shall be earned without regard to whether such performance measures previously established have been satisfied and/or to authorize the implementation of a new performance period and performance measures and the re-issuance of previously forfeited awards under the new program.

(b)    The Committee shall have sole discretion in determining how performance measures are calculated. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. The Committee shall certify in writing that any performance goals or other material terms applicable to an Award were in fact satisfied, or modified or waived, prior to such Award first becoming earned and non-forfeitable or exercisable.

Section 2.5    Vesting of Awards.

(a)    The Committee shall specify the vesting schedule and other conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant, Awards to Employees and Outside Directors under the Plan shall be granted with a vesting rate equal to one-third of such Award per year, with the first installment vesting on the one year anniversary of the date of grant, and succeeding installments vesting on each annual anniversary thereafter during periods of continued service by the Award recipient until such Award is fully earned. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability or Retirement or upon a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus, advisory director or consultant shall constitute continued Service for purposes of vesting.

(b)    Notwithstanding Section 2.8 and Article 4 hereof, unless otherwise prohibited by applicable law or regulation, the Committee may, in its sole discretion, determine that all Stock Options then held by a Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards shall be fully earned and vested immediately.

Section 2.6    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7    Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.8.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the reason for Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of Termination of Service, and Stock Options may be exercised only for a period of three (3) months following Termination of Service and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested as of such date of Termination of Service for Cause shall expire and be forfeited.

(c)    Upon Termination of Service for reasons of Disability or death or, to the extent permitted by the Committee, Retirement, (i) all Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and (ii) all Restricted Stock Awards which have not yet become earned and non-forfeitable, shall, in each case, be deemed earned and be exercisable as if the Participant had Terminated Service as of the date of the final vesting event applicable to each outstanding Award. Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of the Participant, the Participant’s death must have occurred while employed or within three months of Termination of Service.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)    Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting and exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1    Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be from authorized but unissued shares of Stock, Stock currently held as treasury shares or, to the extent permitted by applicable law, Stock subsequently acquired by the Company as treasury shares, including shares of Stock purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Six-Hundred and Fifty Thousand (650,000) shares of Stock in the aggregate. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) is Six-Hundred and Fifty Thousand (650,000) shares of Stock, reduced by any shares of Stock issued as Restricted Stock Awards. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Six-Hundred and Fifty Thousand (650,000) shares of Stock, reduced by any shares of Stock issued upon the exercise of Stock Options. The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.3.

(b)    Limitations on Awards.

(i)    Total shares of Stock issuable to Outside Directors under the Plan shall not exceed 25% of the total shares of Stock authorized for issuance under the Plan in the aggregate (i.e., 162,500 shares). The maximum number of shares of Stock related to the award of Non-Qualified Stock Options and Restricted Stock Awards in any calendar year to any individual Outside Director shall not exceed 3,000 shares of Stock in the aggregate.

(ii)    Total shares of Stock issuable to Employees under the Plan shall not exceed 650,000 shares of Stock in the aggregate, reduced by the aggregate of shares of Stock issued to Outside Directors. The maximum number of shares of Stock issuable to any individual Employee under the Plan shall not exceed 15% of the total shares of Stock authorized for issuance under the Plan in the aggregate (i.e., 97,500 shares), and the maximum number of shares of Stock related to the award of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) or Restricted Stock Awards in any calendar year to any individual Employee shall not exceed the number of shares calculated as the quotient of the Employee’s base salary in effect as of the first business day of such calendar year divided by the Fair Market Value of such Stock on such date.

(c)    Computation of Shares Available. For purposes of this Section 3.2, and in connection with the granting of Stock Options and Restricted Stock Awards, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock Awards shall be reduced by the number of shares of Stock issued with respect to such Awards. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Awards earned, rather than by the net number of shares of Stock issued.

Section 3.3    Corporate Transactions.

(a)    General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary, or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which the Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, in its sole discretion, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.4    Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by the Company’s governance documents, applicable law or the applicable rules of any Exchange.

(c)    Award Payouts. Awards may be paid out in the form of cash, shares of Stock, or combinations thereof as the Committee shall determine in its sole and absolute discretion, and with such restrictions as it may impose. The Committee may, in its sole discretion, determine that upon the exercise of a Stock Option, make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Stock. Such cash payment to be paid in lieu of delivery of shares of Stock shall be equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option exercise and the Exercise Price per share of the Stock Option multiplied by the number of shares of Stock subject to such Stock Option to be cashed-out. Such cash payment shall be in exchange for the cancellation of such Stock Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Code Section 409A. The Committee may, in its sole and absolute discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option multiplied by the number of shares of Stock subject to such Stock Option.

(d)    Other Matters. In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise a Stock Option by delivering shares of Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery, except in the case of the net settlement of Stock Options. Shares of Stock used to satisfy the Exercise Price of a Stock Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares of Stock unless and until it receives full payment of the Exercise Price and any related tax withholding obligations have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Participant shall have any of the rights of a shareholder of the Company until shares of Stock are issued upon the exercise of such Stock Options or the delivery of shares following the vesting of a Restricted Stock Award, except as otherwise provided herein. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a)    Upon a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)    Upon a Change in Control, all Restricted Stock Awards described in Section 2.1(b) shall become fully earned and vested immediately.

(c)    In the event of a Change in Control, any performance measure or condition applicable to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2    Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)    Merger. The Company merges into or consolidates with another entity, or merges another bank or corporation into the Company, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company immediately before the merger or consolidation;

(b)    Acquisition of Significant Share Ownership. A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)    Change in Board Composition. During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the shareholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)    Sale of Assets. The Company sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 – COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the Board or the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board or the Committee (or if necessary to maintain compliance with the applicable listing standards, those members of the Committee who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Board or the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)    The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Directors and Employees, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance criteria, if any, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3    Delegation by Committee. The Chairman of the Committee and such other directors and officers of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1    General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the re-pricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by a vote of the Company’s shareholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment by the Committee or the Board made pursuant to Sections 2.6, 6.2 or 7.17(b) to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Shareholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

(d)    Compliance with Law. Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the shares may then be listed. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares. As a condition to the exercise of any Stock Option or the delivery of shares of Stock in accordance with an Award, the Company may require the person exercising the Stock Option or receiving delivery of the shares of Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

Section 7.2    Restrictions on Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Restricted Stock Awards shall not be transferable prior to the time that such Awards are deemed earned and non-forfeitable to the Participant unless provided for in accordance with a qualified domestic relations order.

Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a qualified domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4     Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by an authorized representative of the Company and the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6    Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding and Tax Matters.

(a)    Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant may be provided the opportunity to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in Stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to a Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding; provided that in each case there are no adverse accounting consequences to the Company (with a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 being deemed an adverse consequence).

(b)    Notice of Section 83(b) Election. In the event a Participant makes an election under Code Section 83(b) in connection with an Award, the Participant shall notify the Company in writing of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c)    Notice of Disqualifying Disposition. If any Participant shall make a disposition of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company in writing of such disposition within ten (10) days thereof.

(d)    Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Code Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Code Section 409A. Further, the settlement of any such 409A Award may not be accelerated except to the extent permitted by Code Section 409A. To the extent that an Award is deemed to constitute a 409A Award, and for which payment with respect to the Award or acceleration of such Award being deemed earned and exercisable or non-forfeitable is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” means (for purposes of determining whether a payment is due or acceleration exists) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Code Section 409A and the regulations promulgated thereunder, as in effect at the time of such Change in Control transaction.

Section 7.9    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11    Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or gross negligence, or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12    No Fractional Shares; Minimum Issuances. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down. No fewer than 100 shares of Stock may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

Section 7.13    Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Virginia within thirty miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14    Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15    Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16    Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary.

Section 7.17    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an

Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to recoupment under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

(c)    In addition, Awards granted hereunder are subject to any recoupment policy adopted by the Board from time to time, whether such policy shall have been adopted prior to or following a Participant’s receipt of an Award.

Section 7.18    Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the rules and regulations promulgated thereunder. Further, Participants must exercise or forfeit their Stock Options in the event the Company becomes critically undercapitalized or receives a capital directive, as determined by the Company’s state or primary federal banking regulator.

Section 7.19    Shareholder Approval. Shareholder approval of such Plan shall be determined by an affirmative vote of a majority of the Company’s shareholders present, in person or by proxy, at a meeting of shareholders of the Company held within one year of the date of adoption of the Plan by the Board of Directors of the Company. Any material amendment to the Plan deemed to require an approval vote of shareholders shall be approved by the requisite vote determined in accordance with applicable law.

Section 7.20    Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company in accordance with Code Section 422.

“Advisory Director” means an individual designated by the Board of Directors of the Company as a member of an advisory board established by the Company or any Subsidiary or an individual serving the Company as a director emeritus, advisory director or in a similar capacity.

“Award” means any Stock Option or Restricted Stock Award or any combination of each, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

“Bank” means MainStreet Bank, Fairfax, Virginia, and any successors thereto.

“Board” means the Board of Directors of the Company.

“Cause” or “Termination for Cause” means: (i) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, and (ii) In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Code Section 409A” means the provisions of Code Section 409A and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Committee” means the Board or the Committee acting under Article 5.

“Company” shall mean MainStreet Bancshares, Inc. and any successors thereto, as the successor entity of MainStreet Bank and the parent holding company of such banking entity established in accordance with a plan of reorganization and share exchange.

“Director” means a member of the Board of Directors of the Company or a Subsidiary, or any successors thereto from time to time.

“Disability” or “Disabled” means: (i) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Code Section 22(e)(3); and (ii) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In either case, except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

“Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. A Disinterested Board Member must be eligible to serve on the Company’s Compensation Committee as required by any Exchange on which the Company lists its securities, if applicable. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

“Exchange” means any national securities exchange on which the Stock may from time-to-time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the purchase price of the Stock established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date (and without regard to after-hours trading activity) or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Code Sections 409A and 422, if applicable.

“Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.

“ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Stock Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Code Section 422.

“Outside Director” means any member of the Board who is not also at that time an Employee.

“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

“Retirement” means, unless otherwise specified in an Award Agreement, termination from employment as an Employee on or after the attainment of age 65 and completion of not less than ten years of employment, or Termination of Service as a Director on or after completion of not less than three years of Board service and having attained the of age 70; provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and the exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A Outside Director will be deemed to have terminated due to Retirement for purposes of vesting of Awards and the exercise of Stock Options only if the Outside Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the Outside Director’s intention to retire. An Outside Director who continues in Service as an Advisory Director shall be deemed to be in the Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Service” means continuous service as an Employee, service provider, or Outside Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

“Stock” means the common stock of the Company, $4.00 par value per share.

“Stock Option” means an ISO or a Non-Qualified Stock Option.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including an Advisory Directory) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)    Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or Advisory Director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as an Outside Director or director emeritus or Advisory Director.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    indications of time of day mean Eastern Time;

(f)    “including” means “including, but not limited to”;

(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on July 16, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. MAINSTREET BANCSHARES, INC. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 10089 FAIRFAX BLVD. If you would like to reduce the costs incurred by our company in mailing proxy FAIRFAX, VA 22030 materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT on July 16, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy must be received by 10:00 A.M. EDT, on July 17, 2019. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E80934-P25779 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MAINSTREET BANCSHARES, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. Proposals 1, 2 and 3: 1. Nominees for Three-Year Terms ! ! ! Nominees 01) Elizabeth Bennett 02) Darrell Green 03) Russell Echlov For Against Abstain 2. Approval of the 2019 Equity Incentive Plan. ! ! ! 3. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ! ! ! ending December 31, 2019. NOTE: Such other business as may properly come before the Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at https://www.ir.mstreetbank.com E80935-P25779 MAINSTREET BANCSHARES, INC. Annual Meeting of Shareholders July 17, 2019, 11:00 AM This proxy is solicited by the Board of Directors The undersigned shareholders hereby appoint Terry Saeger and Patsy I. Rust, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of MAINSTREET BANCSHARES, INC. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, EDT on July 17, 2019, at the MainStreet Bank headquarters, 10089 Fairfax Blvd, Fairfax, VA 22030, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “For” Proposals 1, 2 and 3. If any other business is presented as to which this proxy confers discretionary authority, this proxy will be voted as determined by a majority of the Board of Directors. You may revoke this proxy at any time before it is voted at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE BOARD NOMINEES (PROPOSAL 1), “FOR” APPROVING THE 2019 EQUITY INCENTIVE PLAN (PROPOSAL 2), AND “FOR” RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 3). Continued and to be signed on reverse side

No Spacing;401(K) VOTING INSTRUCTION FORM MAINSTREET BANK 401(K) RETIREMENT PLAN /X/ PLEASE MARK VOTES AS IN THIS EXAMPLE ANNUAL MEETING OF SHAREHOLDERS JULY 17, 2019 The undersigned hereby instructs Jeff W. Dick and Thomas J. Chmelik as trustees for the MainStreet Bank 401(k) Retirement Plan (“401(K) PLAN”) to vote all shares of common stock of MainStreet Bancshares, Inc. (“MainStreet”) allocated to the undersigned pursuant to the 401(K) PLAN as of May 31, 2019, at the Annual Meeting of Shareholders, to be held at 10089 Fairfax Boulevard, Fairfax, Virginia, on July 17, 2019, at 11:00 a.m., local time (the “Annual Meeting”), and at any and all adjournments thereof, as follows: 1. Nominees for Director: Elizabeth Bennet Darrell Green Russell Echlov 2. Approval of the 2019 Equity Incentive Plan. 3. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. FOR WITHHELD MainStreet’s Board of Directors recommends a vote “FOR” each of the proposals. THE SIGNED AND DATED VOTING INSTRUCTION FORM WILL BE VOTED BY THE 401(K) PLAN TRUSTEES AS DIRECTED, BUT IF YOU DO NOT TIMELY RETURN THIS VOTING INSTRUCTION FORM TO THE 401(K) PLAN TRUSTEES SO THAT IT IS RECEIVED BY JULY 15, 2019 AT 5:00 PM LOCAL TIME, IF YOUR INSTRUCTIONS ARE NOT PROPERLY COMPLETED, OR IF YOU ABSTAIN FROM VOTING, THE SHARES HELD BY YOUR 401(K) PLAN ACCOUNT WILL BE VOTED BY THE 401(K) PLAN TRUSTEES ON EACH OF THE PROPOSALS PRESENTED IN THE SAME PROPORTIONS AS THE 401(K) PLAN TRUSTEES VOTE THE SHARES FOR WHICH THEY TIMELY RECEIVED VOTING INSTRUCTIONS, “FOR” OR “AGAINST,” FROM ALL 401(K) PLAN PARTICIPANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THE SHARES ALLOCATED TO YOUR 401(K) PLAN ACCOUNT WILL BE VOTED BY THE 401(K) PLAN TRUSTEES IN A MANNER INTENDED TO REPRESENT THE BEST INTEREST OF PARTICIPANTS IN THE 401(K) PLAN. AT THE PRESENT TIME, MAINSTREET KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. The undersigned acknowledges receipt from the 401(K) PLAN Trustees of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report on Form 10 Registration Statement prior to the execution of this 401(K) PLAN Voting Instruction Form. FOR WITHHELD FOR ABSTAIN AGAINST FOR ABSTAIN AGAINST MainStreet’s Board of Directors recommends a vote “FOR” each of the proposals. THE SIGNED AND DATED VOTING INSTRUCTION FORM WILL BE VOTED BY THE 401(K) PLAN TRUSTEES AS DIRECTED, BUT IF YOU DO NOT TIMELY RETURN THIS VOTING INSTRUCTION FORM TO THE 401(K) PLAN TRUSTEES SO THAT IT IS RECEIVED BY JULY 15, 2019 AT 5:00 PM LOCAL TIME, IF YOUR INSTRUCTIONS ARE NOT PROPERLY COMPLETED, OR IF YOU ABSTAIN FROM VOTING, THE SHARES HELD BY YOUR 401(K) PLAN ACCOUNT WILL BE VOTED BY THE 401(K) PLAN TRUSTEES ON EACH OF THE PROPOSALS PRESENTED IN THE SAME PROPORTIONS AS THE 401(K) PLAN TRUSTEES VOTE THE SHARES FOR WHICH THEY TIMELY RECEIVED VOTING INSTRUCTIONS, “FOR” OR “AGAINST,” FROM ALL 401(K) PLAN PARTICIPANTS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THE SHARES ALLOCATED TO YOUR 401(K) PLAN ACCOUNT WILL BE VOTED BY THE 401(K) PLAN TRUSTEES IN A MANNER INTENDED TO REPRESENT THE BEST INTEREST OF PARTICIPANTS IN THE 401(K) PLAN. AT THE PRESENT TIME, MAINSTREET KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. The undersigned acknowledges receipt from the 401(K) PLAN Trustees of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report on Form 10 Registration Statement prior to the execution of this 401(K) PLAN Voting Instruction Form. Dated: Signature Print Name:

No Spacing;PLEASE ACT PROMPTLY. SIGN, DATE AND RETURN THIS VOTING INSTRUCTION FORM TO THE 401(K) PLAN TRUSTEES IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT IT IS RECEIVED BY 5:00 PM ON JULY 15, 2019.